NEURALSTEM INC.

CREATING CURES FROM STEM CELL RESEARCH

Neural Stem Cell Technology Platform for Cell Therapeutics and Pharmaceuticals

- NYSE Amex: CUR
- www.neuralstem.com

NEURALSTEM, INC.

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements. Neuralstem wishes to caution the readers of and listeners participating in this presentation that actual results may differ from those discussed in the forward-looking statements and may be adversely affected by, among other things, US FDA responses, and responses from other jurisdictions to various regulatory submissions; SEC responses to various registration submissions; changes in corporate strategy; the need to raise additional capital; the success or failure of other private and public organizations and/or academic and corporate institutions engaged in stem cell research and development, and the market for stem cell research in general. For further information, please review the company's filings with the Securities and Exchange Commission.

For complete management biographical information and links to all SEC documents please visit the company’s Web site: neuralstem.com.

Neuralstem, Inc.:
Business Overview

- Patented technology platform: scalable, commercial quantity production of human neural stem cells from the Central Nervous System – CNS, brain and spinal cord
- FDA-reviewed cGMP stem cell banks in Phase 1 trials
- First FDA-authorized human stem cell trial, for ALS, commenced January 2010
- IND filed with FDA for Chronic Spinal Cord Injury August 2010
- Technology platform supports two divisions:
  - Cell Therapeutics – Direct cell injection/transplantation to spinal cord or brain
  - Pharmaceuticals – Small molecule discovery and development via proprietary stem cell-based screening

Neuralstem, Inc.

Executive Management

Karl Johe, PhD

Co-founder, Chairman of the Board of Directors and Chief Scientific Officer, 1997-present

- Discoverer and developer of Human Neural Stem Cell Technology
- Staff Scientist at the NIH Laboratory of Molecular Biology of the National Institute of Neurological Disorders and Stroke in Bethesda, 1993-1997
- Post Doctoral, Molecular Genetics, University of California San Francisco; PhD, Biochemistry, Albert Einstein College of Medicine

Richard Garr, JD

Co-founder, Director, President and CEO, 1996-present

- Focused on the business of science for 15 years; corporate legal, regulatory and patent expertise
- Previous corporate and commercial law practice: Beli, Weil & Jacobs, the B&G Companies, and Circle Management Companies
- JD, Columbus School of Law, The Catholic University of America; BA, Psychology, Drew University; Co-founder and Director, First Star Foundation; Mid-Atlantic Chapter Co-founder, The Starlight Foundation; Former Honorary Chairman, Brain Tumor Society

Thomas G. Hazel, PhD

Vice President, Research, 2008-present

- Previously served as Neuralstem's Stem Cell Discovery Program Director; Sr. Scientist
- Staff Scientist at the NIH Laboratory of Molecular Biology of the National Institute of Neurological Disorders and Stroke in Bethesda, 1996-1998; IRTA fellow, 1993-1996
- PhD, Genetics, University of Illinois College of Medicine

Neuralstem Technology:

Stem Cells of the Brain and the Spinal Cord

- Platform technology
- Many cell therapy products
  - Regionally specific CNS stem cells
- Patented
  - Issued and re-affirmed worldwide
- Fully characterized
  - Expanded under defined conditions: no animal-derived reagents, serum or feeder cells
  - Reproducible differentiation: constitutive behavior of cells
  - Physiologically relevant neurons: 50%


NEURONAL
Differentiation
Subtypes
Midbrain
Dopaminergic
Spinal Cord
Cholingergic
Hippocampus
GABAergic

cGMP Cell Manufacturing: *Reproducible, Scalable, FDA-compatible, Off-the-shelf Stem Cell Products*


Expansion of Human Spinal Stem Cells
(NSI-566RSC)
■ ▲ : serial expansion 1
□ △ : serial expansion 2
+ ▼ : serial expansion 3
Cumulative Fold Increase (■, □, +)
10^{18}
10^{12}
10^{6}
10^{0}
0
30
60
90
120
96
72
48
24
0
Doubling Time, Hrs (▲, △, ▼)
Cumulative Days in Culture

Neuralstem, Inc.
U.S. Patents

- U.S. Pat. No. 7,691,629
  - Transplantation of human neural cells for treatment of neurodegenerative conditions
- U.S. Pat. No. 7,560,553
  - Use of fuse nicotinamides to promote neurogenesis
- U.S. Pat. No. 7,544,511
  - Stable neural stem cell line methods
- U.S. Pat. No. 6,284,539
  - Method for generating dopaminergic cells derived from neural precursors
- U.S. Pat. No. 6,040,180
  - In vitro generation of differentiated neurons from cultures of mammalian multipotential CNS stem cells
- U.S. Pat. No. 5,753,506
  - Isolation propagation and directed differentiation of stem cells from embryonic and adult central nervous system of mammals

Neuralstem, Inc.:
Current Product Pipeline

- Robust survival and integration into the injured spinal cord and the brain
  - Proven in animal research
  - First Phase 1 human clinical trial in progress
- Manufactured in commercial-scale: cGMP cell banks to produce millions of doses
- Cell banks in liquid nitrogen storage, stable for decades
- In clinical trials now

Cell Therapeutics:		
NSI-566RSC:	ALS	U.S.
	SCI	U.S. India
	Chronic Stroke	U.S. Taiwan
Pharmaceuticals:		
NSI-189:	Major Depression	
	Alzheimer's Disease	
	Schizophrenia	
	Traumatic Brain Injury	
	Stroke	
Therapeutic Protein Delivery:	Enzyme Replacement Therapy	

Business Strategy:
Cell Therapeutics

- Develop indications first that all use the same investigational products – spinal cord stem cells
- Leverage ongoing U.S. safety trials worldwide to simultaneously advance the study designs for earlier proof-of-concept data and earlier marketing approval
- Roll out select products ourselves in the U.S.
- Build out partnership network for worldwide distribution

Clinical Development:
Five-Year Forecast



Phase 1 Begins
Phase 1 Submission
Phase 1 Submission
Phase 1 Submission
Phase 1 Begins
Phase 1 Begins
Phase 1 Begins
Phase 1 Ends
Phase 2a Begins
Phase 1 Ends
Phase 2/3 Begins
Phase 1 Ends
Phase 2 Begins
Phase 1 Ends
Phase 2 Begins
Phase 2b Begins
Phase 2a Ends
Phase 2/3 Ends
Phase 2b Begins
Phase 2 Ends
Phase 2 Ends
2010
2011
2012
2013
2014
2015
Key:
=ALS
=cStroke
=cSCI
=NSI-189

Neuralstem Cell Therapeutics: ALS – U.S.
First FDA-authorized ALS Neural Stem Cell Trial

- Amyotrophic Lateral Sclerosis/ALS, AKA Lou Gehrig's disease
- U.S. ALS patient population: est. 30,000 with 5,000 additional diagnoses annually
- Mechanism of Action: Neuroprotection of remaining motor neurons
- Route of Administration: Injection into spinal cord tissue
  - Site 1: lumbar cord/lower back area – controls ambulation
  - Site 2: cervical cord/neck area – controls respiration and swallowing
- Phase 1 Clinical Trial Patients: Five groups of patients, total: 18
  - First group – Group A: nonambulatory patients, n=6
    - Completed August 2010
  - Groups B-E: ambulatory patients, n=3 each
    - In baseline monitoring

Neuralstem Cell Therapeutics:
ALS Trial Progression Timeline

Group A	Group B	Group C	Group D	Group E
Patients 1-6	Patients 7-9	Patients 10-12	Patients 13-15	Patients 16-18
Nonambulatory	Ambulatory	Ambulatory	Ambulatory	Ambulatory
3 Patients: 5 Injections at Lumbar Cord, Unilateral	3 Patients: 5 Injections at Lumbar Cord, Unilateral	3 Patients: 10 Injections at Lumbar Cord, Bilateral	3 Patients: 5 Injections at Cervical Cord, Unilateral	3 Patients: 10 Injections at Lumbar Cord, Bilateral Plus 5 injections at Cervical Cord, Unilateral
3 Patients: 10 Injections at Lumbar Cord, Bilateral	Patients in Baseline Monitoring			
Commenced: January 2010	Patient #7: October 2010			
Completed: August 2010				

Neuralstem Cell Therapeutics:
ALS Trial Data Collection

- Trial Flow
  - Patients transplanted monthly
  - DSMB review and approval of new cohort every three patients
- Primary Endpoint
  - Safety
- Secondary Endpoints
  - Attenuation of motor function loss
  - Maintenance of respiratory capacity
  - Stabilization of ALS functional rating scale
  - Reduction of spasticity/rigidity if present
  - Graft survival at autopsy upon mortality

Neuralstem ALS Trial:
World-Class Trial Design and Execution

- Principal Investigator: Eva L. Feldman, M.D., Ph.D., Professor of Neurology & Director A. Alfred Taubman Medical Research Institute of the University of Michigan Medical School
- Site Principal Investigator: Jonathan D. Glass, M.D., Professor of Neurology & Director Emory ALS Center Emory University
- Co-Investigator & Neurosurgeon: Nicholas M. Boulis M.D., Assistant Professor Neurosurgery Emory University
- Trial Advisory Board:
  - Hiroshi Mitsumoto M.D., D.Sc., Professor of Neurology Columbia University & Director of the Eleanor and Lou Gehrig MDA/ALS Research Center and Neuromuscular Division at the Neurological Institute of New York
  - Mark Bromberg M.D., Ph.D. Professor of Neurology & Director of the Motor Neuron Disease/ALS Clinic University of Utah School of Medicine
  - Zachary Simmons M.D., Professor of Neurology Penn State University Hershey Medical Center and Director Neuromuscular Program and ALS Center
- Data Safety Monitoring Board/DSMB: Hiroshi Mitsumoto; Zachary Simmons; Clifton L. Gooch, M.D., Professor & Chairman Department of Neurology & Director Division of Neuromuscular Disease University of South Florida College of Medicine; Paul Park M.D., Assistant Professor & Neurosurgeon University of Michigan School of Medicine; Mike Vogelbaum M.D., Ph.D., Associate Director, Brain Tumor and Neuro-Oncology Center Cleveland Clinic . *DSMB Non-Voting Monitors:* Lucie Bruijn, Ph.D., Chief Scientist & Sr. VP of Research and Development ALS Association; Thomas Freeman M.D., Professor, Dept. of Neurosurgery & Medical Director, Center for Aging and Brain Repair University of South Florida College of Medicine

Neuralstem Cell Therapeutics:
Chronic SCI – U.S.

- Long-term, or Chronic, Spinal Cord Injuries/cSCI
- U.S. cSCI patient population: approx. 840,000, with 10,000+ new spinal cord injuries annually; 85% of CSI patients who survive the first 24 hours are alive ten years later
- IND Filed August 2010 for Phase 1 Safety Clinical Trial, U.S.
- Mechanism of Action: re-connection of neural circuitry across and below the injury site
- Route of Administration: direct injections into the spinal cord around the injury site
- Same cells, same injection procedure as ALS trial
- Planned multi-site study

Neuralstem Cell Therapeutics: Chronic SCI – U.S.
Upcoming Clinical Trial Overview

- Clinical Study Patients:
  - No motor or sensory function below the injury – American Spinal Injury Association/ASIA: Grade A
  - One-to-two years post-injury; MRI-capable for study data
- Trial includes Physical and Occupational Therapy for 18 months, 3X per week, to guide new nerves to make functional, proper connections, and post-study follow-up for 48 months


Rostral projection
(0.14 cm)
1
2
3
4
5
6
8
Total caudal projection (>1.35 cm)

Injured rat spinal cord injected with NSI-566RSC on Day 7 post injury and then sacrificed three months later. Spinal cord is sectioned sagitally and stained with human-specific neurofilament antibody (HO14), showing projection of human axons that extended to the segments below the injury and, to a lesser degree, above the injury. (Marsala et al., UCSD)

Neuralstem Cell Therapeutics: Chronic Stroke – U.S.
Next Indication

- IND anticipated to be filed April 2011
- Patient Population: U.S. Stroke Survivors est. at 17 million, with est. 40 percent severely disabled; Est. 500,000 new cases per year; leading cause of adult disability and third leading cause of death
- Clinical Study Patients: chronic paralysis for minimum six months due to stroke
- Mechanism of Action: Neural plasticity and regeneration
- Route of Administration: Intracerebral injections at peri-infarct sites – method already shown safe in a prior university study: Meltzer et al. Neurosurgery. 2001 Sep;49(3):586-91

Neuralstem Cell Therapeutics:
Nearer-Term International Initiatives: Asia

- Taiwan – Stroke
  - Next animal research program underway; plan to utilize Neuralstem's stem cells as it moves to launch its first Asian markets' clinical trial
  - Test measurements/parameters: body swing, vertical movement, vertical activity and grip strengths
- CJ Cheil Jedang Corporation, Neuralstem's Korean partner
  - Secured *option* to negotiate for exclusive rights in select Asian territories
  - Neuralstem revenues projected to come from territory fee(s) and royalty stream(s)
  - First Asian territory projected to be Malaysia
- China – Neuralstem China 神脑生物医药公司 (Suzhou Neuralstem Biopharmaceutical Company, Ltd.) – wholly owned subsidiary
  - Formed June 2010 with intention to conduct stem cell clinical trials
  - Neuralstem anticipates the formation to be completed during 3Q10, and operations to begin in the Peoples Republic of China shortly thereafter

Neuralstem Cell Therapeutics:
Future Targets for Platform Technology

- SCI – acute / subacute – India
- Huntington's Disease – Albert-Ludwigs-University, Frieburg, Germany
- Alzheimer's Disease – University of Michigan
- Peripheral Nerve Injury – TBA
- Glioblastoma – TBA
- Multiple Sclerosis – TBA
- Cerebral Palsy – TBA

Neuralstem Pharmaceuticals:

Small Molecule Drug Program – A New Class of Drugs

- U.S. DoD-funded screening platform viability demonstration and the discovery of the class of drugs
- Patents issued for these new neurogenic small molecule drugs – first small molecule compound patents issued 2009
- Neuralstem owns 100% of the commercialization rights for the drugs covered by the patents
- Molecules demonstrate neurogenic activity: the ability to stimulate neurogenesis of normal adult brain cells in the hippocampus

Neuralstem Pharmaceuticals:
Neurogenic Small Molecule Drug Program

- NSI-189: molecular wt. <400, orally-active, excellent brain penetration, ca 2hr half-life, key biological activity: enhanced neurogenesis & increased hippocampal volume
  - Major Depression – leading indication
    - Filing an IND for Phase 1 human safety trial in 4Q10
    - Mechanism of Action: Neurogenesis
    - Route of Administration: Oral
    - Clinical lot: 12 kg cGMP completed
  - Other potential indications
    - Alzheimer's Disease
    - Schizophrenia
    - Traumatic Brain Injury
    - Stroke

Neuralstem Pharmaceuticals:
Therapeutic Protein Delivery

- Therapeutic Protein Delivery mechanism
  - Enzyme replacement therapy for the CNS

Neuralstem, Inc.

Next Catalysts

- Approval by Independent Review Board/IRB to move to Group B ambulatory patients in next phase of ALS trial – Group 1 completed August 2010

- Filing for FDA Orphan Drug Status for ALS, in 4Q10

- Approval of cSCI Phase 1 Trial – IND filed August 2010

- Filing of IND for Phase 1 human trial of first neurogenic drug, for major depression, in 4Q10